Investment in Associate - Disclosure Of Significant Changes In Carrying Amount Of Investment Associates (Detail) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2020	Dec. 31, 2019
Disclosure Of Significant Changes In Carrying Amount Of Investment Associates [Line Items]
Balance as at January 1	$ 7,162	$ 0
Acquisition of interest in Solaris	12,480	7,800
Dilution gain (Loss)	8,033	243
Company's share of net (loss) of Solaris	(5,388)	(881)
Balance as at December 31	$ 22,287	$ 7,162